BLACKROCK LIQUIDITY FUNDS

Federal Trust Fund

Treasury Trust Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated June 20, 2016 to the

Private Client Shares

Prospectus of the Funds, dated February 29, 2016

Effective as of July 1, 2016, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to cap certain expenses of each Fund at a lower level. To achieve these expense caps, BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fees and Miscellaneous/Other Expenses, excluding certain expenses described in the prospectus, from exceeding a certain limit. Accordingly, effective as of July 1, 2016, the Funds’ prospectus is amended as follows:

Footnote 1 under the Annual Fund Operating Expenses table in the section of the prospectus entitled “Fund Overview—Key Facts About Federal Trust Fund—Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 35, BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment manager, has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fees and Miscellaneous/Other Expenses from exceeding 0.17% of average daily net assets through February 28, 2018. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Footnote 1 under the Annual Fund Operating Expenses table in the section of the prospectus entitled “Fund Overview—Key Facts About Treasury Trust Fund—Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 35, BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment manager, has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fees and Miscellaneous/Other Expenses from exceeding 0.17% of average daily net assets through February 28, 2018. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

The section of the prospectus entitled “Management of the Funds—BlackRock” is amended by deleting the chart following the sixth paragraph in that section and replacing it with the following:

Contractual Caps on Combined Management Fees and Miscellaneous/Other Expenses[1] (excluding certain Fund expenses)
TempCash	0.18%[2]
Federal Trust Fund	0.17%[3]
Treasury Trust Fund	0.17%[3]
MuniCash	0.20%[2]

[1]	As a percentage of average daily net assets.

[2]	The contractual caps are in effect through February 28, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[3]	The contractual caps are in effect through February 28, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

PRO-LIQ-PCS4-0616SUP